SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January10, 2013

AMERICAN GRAPHITE TECHNOLOGIES INC.
Exact name of registrant as specified in its charter

Nevada	000-54521	27-2841739
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Rd., Ste D#322, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

702-473-8227
Registrant’s telephone number, including area code

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On or about January 10, 2013, American Graphite Technologies Inc. (the "Company") formally informed De Joya Griffith, LLC (“De Joya”) of their dismissal as the Company’s independent registered public accounting firm.

As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of De Joya, on the Company's financial statements for either of the past five years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles except to indicate that there was substantial doubt about our Company’s ability to continue as a going concern.

There were no disagreements between the Company and De Joya, for the two most recent fiscal years and any subsequent interim period through January 10, 2013 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of De Joya, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

The Company has requested that De Joya furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b) New independent registered public accounting firm

On, or about January 10, 2013 the Company engaged Borgers & Cutler CPA’s PLLC (“B&C”) as its principal accountant to audit the Company's financial statements as successor to De Joya. During the Company's two most recent fiscal years and through January 10, 2013, the Company has not consulted with B&C regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did B&C provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Company's two most recent fiscal years or through January 10, 2013, the Company has not consulted the entity of B&C on any matter that was the subject of a disagreement as that term is defined in Item 304(a)(1) (iv) of Regulation S-K., or a reportable event.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from De Joya Griffith, LLC dated January 14, 2013 regarding change in certified accountant.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN GRAPHITE TECHNOLOGIES INC.

Dated: January 14, 2013	By:	/s/ Rick Walchuk
	Name:	Rick Walchuk
`	Title:	Chief Executive Officer, President, Secretary, Chief Financial Officer, Treasurer and Director